Citigroup REIT CEO Conference March 2006

Safe harbor
Archstone-Smith profile
Successful capital redeployment program
Greater New York City Metropolitan Area high rise portfolio
Greater New York City Metropolitan Area high rise portfolio
2004 and 2005 acquisitions in Greater Los Angeles Area
Disposition profits and returns have been very attractive
Incremental value embedded in $2.9 billion development pipeline
Strong development track record
Strong growth in new move-in rents
Building the Dominant Operating Platform
Ameriton Properties Incorporated
Strong balance sheet and financial flexibility
Total shareholder return
Supplemental information and reconciliations

Safe harbor In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See "Risk Factors" in Archstone- Smith's 2004 Annual Report on Form 10-K for factors which could affect Archstone- Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Archstone-Smith profile (1) Includes operating units and units under construction that the company owns or has an ownership position in as of December 31, 2005. Apartment communities (1) 257 Apartment units (1) 86,930 Equity market capitalization $11.7 billion Total market capitalization $16.9 billion S&P 500 Company Forbes 2000 Global Ranking 991 Top apartment company in Fortune's 2004 Most Admired Companies List Recognized as One of America's Top 50 Employers for Minorities by Fortune Magazine Alban Towers, Washington D.C. Archstone Playa del Rey, Southern California Archstone Pasadena, Southern California Archstone Westside, Southern California The Aston, New York

Successful capital redeployment program Exit remaining non-core markets in 2006 Portfolio Concentrations(1) 2001 2002 2003 2004 2005(2) Washington, D.C. Metro Area 33.2% 35.1% 40.0% 39.4% 36.0% Southern California 11.8 13.2 15.2 18.9 24.5 New York City Metro Area - 2.2 2.5 4.9 8.8 San Francisco Bay Area 9.8 9.0 9.8 8.2 8.1 Boston 5.1 5.2 5.0 4.7 4.7 Chicago 9.0 8.5 7.6 6.1 4.2 Southeast Florida 7.2 6.6 4.2 4.7 3.5 Seattle 4.0 3.4 3.3 3.1 3.8 Non-core markets 19.9 16.8 12.4 10.0 6.4 100% 100% 100% 100% 100% Represents the geographic distribution of communities (excluding Ameriton and communities located outside of the United States) as of the end of each respective period based on net operating income. 2005 includes the proforma net operating income from the acquisition of The Gershwin in January 2006.

The Aston Acquired: Q3/05 The Park Hudson Acquired: Q2/02 Greater New York City Metropolitan Area high rise portfolio 1 5 7 3 6 2 4 The Mosaic Under Development Hudson Park Acquired: Q3/04 The Gershwin Acquired: Q1/06 The Sonoma Acquired: Q1/04 1 The Foundry Acquired: Q3/05 2 3 4 5 6 7

Greater New York City Metropolitan Area high rise portfolio



The Park Hudson

Acquired: Q2/02
Total units: 506
Total Expected Investment(2): $213.5M

West End Avenue and 64th Street on Manhattan's Upper West Side



The Sonoma

Acquired: Q1/04
Total units: 254
Total Expected Investment(2): $127.0M

East 39th Street and 2nd Avenue in Manhattan's Murray Hill neighborhood



Hudson Park

Acquired: Q3/04
Total units: 302
Total Expected Investment(2): $125.2M

77 Park Avenue in Hoboken, New Jersey – easy access to Manhattan by ferry



The Aston

Acquired: Q3/05
Total units: 265
Total Expected Investment(2): $196.3M

6th Avenue between 27th and 28th Streets in Manhattan's Chelsea neighborhood



The Foundry

Acquired: Q3/05
Total units: 222
Total Expected Investment(2): $88.5M

10th Avenue and 54th Street in Manhattan's Clinton neighborhood



The Gershwin

Acquired: Q1/06
Total units: 550
Total Expected Investment(2): $348.9M

8th Avenue and 50th Streets in Manhattan's Midtown West neighborhood



The Mosaic(1)

Acquired: Under development
Total units: 627
Total Expected Investment(2): $313.2M

10th Avenue between 51st and 53rd Streets in Manhattan's Clinton neighborhood

(1) Asset is being developed with a joint venture partner.
(2) Total expected investment includes the cost of the commercial/retail space and parking garage, if applicable.

ARCHSTONE SMITH

Leading the Real Estate Industry Into New Territory

6

2004 and 2005 acquisitions in Greater Los Angeles Area Number of communities 16 Number of units 6,425 Total expected investment (TEI) $1.1 B

Disposition profits and returns have been very attractive Number of units 102,312 Gross Sales Proceeds $7.9 B GAAP Gain $1.6 B Gross Gain(1) $1.3 B Unleveraged Internal Rate of Return (IRR) 13.2% Cumulative REIT dispositions from Q1/96 - Q4/05 Stoughton, Stoughton, MA But embedded gains are much higher Northwest Hills, Austin, Texas Brighton, Portland, OR See Q4/05 earnings release and supplemental financial information for a definition of gross gains from the disposition of asset sales. See footnote 1 on page 18 of this presentation for reconciliation of GAAP gains from the disposition of real estate investments to gross gains from the disposition of real estate investments for the period presented.

Incremental value embedded in $2.9 billion development pipeline Estimated Sales Cap Rate Incremental Value of Development Pipeline(1) 4.75% 5.25% $1.9 B $1.4 B $960 M Number of communities 35 Number of units 11,299 Total expected investment (TEI) $2.9 billion Projected stabilized yield Approximately 7% (1) Reflects management's estimate of the incremental value above total expected investment based on current market values calculated using the projected stabilized yield and sales cap rates shown above.

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 208 202 325 534 567 315 353 401 312 373 600 Strong development track record $2.9 billion development pipeline today Talented, locally-based development team Garden and high-rise expertise Ameriton has created significant incremental value through opportunistic investments (1) Based on total expected investment. 2000 - 2006 includes Ameriton. 2006 represents management estimates. $4.2 billion of new developments completed from 1996(1) 1996 1997 1998 1999 2000 2001 2002 2003 2004 2006E $208 M $202 M $534 M $325 M $567 M $353 M $315 M $373 M $401 M $312 M 2005 $600 M

Strong growth in new move-in rents Information is based on all properties that have been stabilized since December 26, 2003.

Building the Dominant Operating Platform First company to introduce initiatives positioned to become industry standard: Revenue management (LRO) Online lease -only company with this capability 3,250 leases in 2005, 8% of leases 28% of users did not visit the community prior to completing lease, 39% visited the community only one time Allows onsite associates to better serve our existing customers and potential customers who choose to visit our communities MRI web-based property management system - partnered with Intuit to develop this platform Archstone Boston Common, Boston

Building the Dominant Operating Platform Incentive-Based Compensation - only apartment company to use this well-proven model Leasing associates earn the majority of their compensation through leases "sold" High-caliber sales associates are more vested in delivering a superior experience to our customers In place at 83 communities with roll-out expected in 2006 Web-based credit scoring (SafeRent) - founded and provided venture capital - now an industry standard Resident Portal- enables residents to pay their rents through direct debit, submit online service requests and access their lease and community information Approximately 20% of December 2005 rent payments were collected through direct debit, $220 M on an annualized basis Lofts 590, Arlington

PPS AIV AVB EQR CPT ESS BRE UDR ASN -14.8 -8.2 -8.1 -5.4 -3.8 -1.6 0.001 0.007 4.3 Five-year cumulative same-store net operating income ("NOI") performance(1) We have dramatically outperformed our peers AIMCO Avalon Bay EQR Camden Essex BRE UDR Archstone- Smith (14.8%) (8.2%) (5.4%) (3.8%) (1.6%) 0.1% 0.7% 4.3% (1) Period from January 1, 2001 - December 31, 2005 - Each company's cumulative same-store NOI growth for the period presented. The average same-store NOI growth for this group of companies, excluding Archstone-Smith is negative 5.2%. Results for 2001 through 2005 are per Green Street Advisors Apartment REITS: February '06 Update, except for Archstone- Smith figures, which are actual reported same-store NOI results for 2001 through 2005. Post (8.1%)

Ameriton Properties Incorporated

Leveraging our core competencies

- Wholly owned subsidiary that utilizes Archstone-Smith's development, acquisition and operating expertise to capitalize on short-term real estate investment opportunities
- Only apartment company that is pursuing this type of strategy
- Current portfolio consists of 29 communities, representing 8,130 units, with a total expected investment of $873.0 M[1]
- Cumulative Ameriton dispositions from Q1/00 – Q4/05

Number of units	11,151
Gross Sales Proceeds	$1.4 B
GAAP Gain[2]	$173.5 M
GAAP Gain Per Share[2]	$0.87
Unleveraged Internal Rate of Return (IRR)	24%



Desert Club, Phoenix, AZ



Westchester at Dunwoody, Atlanta, GA

(1) Includes operating, under construction, in planning and joint venture apartment communities. Excludes $140.4 M of other real estate assets.
(2) Net of income tax and including joint venture gains. IRR is pretax.

ARCHSTONE SMITH

Leading the Real Estate Industry Into New Territory

15

Strong balance sheet and financial flexibility Strong investment grade ratings (BBB+ / Baa1 / A-) Company is currently under-leveraged relative to targeted levels(1) 45% debt to undepreciated book capitalization 34% debt to total market capitalization $700 million of credit lines Very manageable 20-year debt maturity schedule (1) Leverage ratios as of December 31, 2005. Archstone Santa Monica, Southern California Archstone Marina del Rey, Southern California 2000 Commonwealth, Boston Watertown Square, Boston Gallery at Rosslyn, Arlington

ASN Bloomberg DJUA S&P 500 DJIA NASDAQ 3-year 136.2 111.1 65.4 20 20.3 19.8 ASN Dow Jones Industrial Bloomberg Apartment Index S&P 500 136.2% 111.1% 20.3% 20.0% NASDAQ 19.8% December 31, 2001 - February 28, 2006 65.4% Dow Jones Utilities Total shareholder return

Supplemental information and reconciliations Footnotes: All amounts in millions GAAP gains on assets sold: $1,648.0 Less: accumulated depreciation on assets sold: (340.6) Gross gains on assets sold: $1,307.4 (1) Reconciliation of GAAP gains to gross gains on assets sold from Q1/96 - Q/05:

Supplemental information and reconciliations General Notes: This presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described within this presentation. These financial measures, which include Gross Gains and IRR's should not be considered as an alternative to net earnings or any other GAAP measurement of performance or as an alternative to cash flows from operating, investing or financing activities. Furthermore, these non-GAAP financial measures are not intended to be a measure of cash flow or liquidity. Gross Gains/Losses from the disposition of real estate investments is defined as net sales proceeds less the gross investment basis of the asset before accumulated depreciation and impairment for possible loss on real estate investments. Joint venture gain/loss deferrals required under GAAP have also been excluded from Gross Gains/Losses. The primary difference between Gross Gains/Losses and GAAP Gains/Losses is accumulated depreciation, which causes GAAP Gains/Losses to be higher than Gross Gains/Losses. We consider Gross Gains/Losses to be a meaningful supplemental measure of performance because the continued recycling of capital is a fundamental component of our business strategy, and Gross Gains/Losses from the disposition of real estate investments demonstrates the results of our investment activity. Gross Gains/Losses is not intended to be a measure of cash flow or liquidity. IRR's on sold communities refer to the unleveraged internal rate of return calculated by the Company considering the timing and amounts of net operating income during the period owned by the Company, the net sales proceeds and the average undepreciated capital cost of the community during the ownership period, all calculated in accordance with GAAP. The IRR calculations do not include allocations for corporate general and administrative expenses, interest expense or other indirect operating expenses. Therefore, an IRR calculation is not a substitute for net income as a measure of our performance. Management believes that IRR's are an important indicator of the value created during the ownership period. Historical IRR's are not necessarily indicative of IRR's that will be produced in the future. The Company's methodology for calculating IRR's may not be consistent with the methodology used by other companies.

Investor Relations Contact: H. Andrew Cantor (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com